Exhibit 99.18

MBNA MASTER CREDIT CARD TRUST II

SERIES 1996-H

KEY PERFORMANCE FACTORS
FEBRUARY, 1999



        Expected B Maturity                                       09/17/01


        Blended Coupon                                          5.1379%



        Excess Protection Level
          3 Month Average  5.84%
          February, 1999  6.06%
          January, 1999  5.46%
          December, 1998  6.02%


        Cash Yield                                  17.82%


        Investor Charge Offs                        5.13%


        Base Rate                                   6.64%


        Over 35 Day Delinquency                     5.38%


        Seller's Interest                           9.80%


        Total Payment Rate                          13.67%


        Total Principal Balance                     $ 40,800,539,305.60


        Investor Participation Amount               $ 1,200,000,000.00


        Seller Participation Amount                 $ 3,998,619,787.11